Report of Independent Registered
Public Accounting Firm

To the Shareholders
and Board of Trustees of
Federated Income Securities
Trust:
In planning and performing
 our audit of the financial
statements of Federated Intermediate
Corporate Bond Fund and
Federated Short-Term Income
Fund (collectively the "Funds")
(two of
the portfolios constituting
Federated Income Securities Trust)
as of and for the year ended April
30, 2010, in accordance with
the standards of the Public
Company Accounting Oversight Board
(United States), we considered
the Funds' internal control
 over financial reporting,
including
controls over safeguarding
securities, as a basis for
designing our auditing procedures
 for the
purpose of expressing our
opinion on the financial
statements and to comply with the
requirements of Form N-SAR,
but not for the purpose of
expressing an opinion on the
effectiveness of the Funds'
internal control over financial
reporting. Accordingly, we express
no
such opinion.
The management of the Funds is
responsible for establishing and
maintaining effective internal
control over financial reporting.
In fulfilling this responsibility,
estimates and judgments by
management are required to assess
the expected benefits and related
costs of controls. The
company's internal control over
financial reporting is a process
designed to provide reasonable
assurance regarding the reliability
of financial reporting and the
preparation of financial
statements for external purposes
in accordance with generally
accepted accounting principles. A
company's internal control over
financial reporting includes
those policies and procedures that
(1) pertain to the maintenance
of records that, in reasonable
detail, accurately and fairly reflect
the transactions and dispositions
of the assets of the company; (2)
provide reasonable assurance
that transactions are recorded as
necessary to permit preparation of
financial statements in
accordance with generally accepted
accounting principles, and that
receipts and expenditures of
the company are being made only
in accordance with authorizations
of management and
directors of the company; and (3)
provide reasonable assurance regarding
prevention or timely
detection of unauthorized acquisition,
 use or disposition of a company's
 assets that could have a
material effect on the financial
statements.
Because of its inherent limitations,
internal control over financial
reporting may not prevent or
detect misstatements. Also,
projections of any evaluation of
effectiveness to future periods are
subject to the risk that
controls may become inadequate
because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
A deficiency in internal control
over financial reporting exists
when the design or operation of a
control does not allow management
or employees, in the normal course
 of performing their
assigned functions, to prevent or
 detect misstatements on a timely
basis. A material weakness is
a deficiency, or a combination of
deficiencies, in internal control
over financial reporting, such
that there is a reasonable
possibility that a material
misstatement of the company's
annual or
interim financial statements will
not be prevented or detected on a
timely basis.
Our consideration of the Funds'
internal control over financial
reporting was for the limited
purpose described in the first
paragraph and would not necessarily
disclose all deficiencies in
internal control that might be
material weaknesses under standards
established by the Public
Fund Accounting Oversight Board
(United States). However, we noted
no deficiencies in the
Funds' internal control over
financial reporting and its operation,
including controls over
safeguarding securities, that we
consider to be a material weakness
as defined above as of April
30, 2010.
This report is intended solely for
the information and use of management
and the Board of
Trustees of the Funds and the Securities and Exchange Commission and is not intended to be, and should not be, used by anyone other than these specified parties.



								/s/ Ernst & Young LLP


Boston, Massachusetts
June 23, 2010